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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-94138, 333-38025, 333-44265, 333-65051 and
333-86649) of Harmonic Inc. of our report dated January 18, 2000, which appears on page 29 of this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

San Jose, California
March 28, 2000